UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

SOUTHEASTERN BANKING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTHEASTERN BANKING CORPORATION

1010 Northway Street

Darien, Georgia 31305

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of

Southeastern Banking Corporation:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Southeastern Banking Corporation (the “Company”) will be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia 31305, on Wednesday, May 11, 2005 at 3:00 p.m. local time, for the following purposes:

1)	To elect six directors to serve for one year terms expiring at the next Annual Meeting of Shareholders in 2006;

2)	To set the Board of Directors (the “Board”) at a nine member maximum with three to remain vacant until the elected Board deems it in the Company’s best interest to fill one or more of such vacancies;

3)	To approve the appointment of independent auditors by the Audit Committee for the fiscal year 2005; and

4)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Only shareholders of record at the close of business on March 29, 2005 will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

It is important that your shares be represented and voted at the Meeting. You can vote your shares by completing and returning the enclosed proxy card. Regardless of the number of shares you own, your vote is important. Please act today.

Your attention is directed to the Proxy Statement accompanying this Notice of Meeting for more complete information on the matters to be acted upon at the Meeting.

By Order of the Board of Directors,

WANDA D. PITTS, Secretary

April 13, 2005

IMPORTANT: Whether or not you plan to attend the Meeting, please complete, sign, date, and return the accompanying proxy in the postage paid envelope provided. The giving of the proxy will not affect your right to vote at the Meeting if the proxy is revoked as set forth in the accompanying Proxy Statement.

i

SOUTHEASTERN BANKING CORPORATION

1010 Northway Street

Darien, Georgia 31305

912.437.4141

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, MAY 11, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southeastern Banking Corporation (the “Company”) for use at the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia, on Wednesday, May 11, 2005 at 3:00 p.m. or any adjournment or postponement thereof. This Proxy Statement and enclosed form of proxy are first being mailed to shareholders on or about April 13, 2005.

All shares of the Company’s Common Stock, par value $1.25 per share (the “Common Stock”), represented at the Meeting by properly authorized proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the shareholder’s instructions. If no instructions are indicated, properly executed proxies will be voted FOR the proposals set forth in this Proxy Statement.

The Company does not know of any matters, other than described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will vote on such matters as the Board of Directors recommends.

A shareholder may revoke his or her proxy and change his or her vote at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by: (i) signing and returning another proxy with a later date; (ii) giving written notice of revocation of the shareholder’s proxy to the Secretary of the Company prior to the Meeting at the address below; or (iii) voting in person at the Meeting. Any written notice revoking a proxy should be delivered to Wanda D. Pitts, Secretary, Southeastern Banking Corporation, at P.O. Box 455, Darien, Georgia 31305, if by mail, and at 1010 Northway Street, Darien, Georgia 31305, if by courier. The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of record at the close of business on March 29, 2005 will be entitled to one vote for each share then held. As of March 29, 2005, the Company had 3,304,149 shares of Common Stock issued and outstanding. The Common Stock constitutes the only voting securities issued by the Company.

A majority of the shares entitled to vote constitutes a quorum at a meeting of the shareholders. If a quorum is present, the vote of a plurality of the votes cast by the shares entitled to vote is necessary for the election of directors. The presence of a quorum, either in person or by proxy, and the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting are required to take most other actions.

The following table sets forth certain information regarding beneficial ownership of the Common Stock as of March 29, 2005 by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director, nominee, and executive officer (as defined below under “Executive Compensation and Other Information”); and (iii) all directors, nominees, and executive officers as a group. The Company believes that the individuals listed each have sole voting and investment power with respect to such shares, except as otherwise indicated in the footnotes to the table.

Unless otherwise indicated below, the business address of each beneficial owner of more than 5% of Common Stock is: c/o Southeastern Banking Corporation, P.O. Box 455, 1010 Northway Street, Darien, Georgia 31305.

	Shares Beneficially Owned
Name of Beneficial Owner	Amount of Beneficial Ownership (1)	Percentage of Ownership
Alyson G. Beasley	826,919	25.03
Leslie H. Blair	8,340	*
David H. Bluestein	17,700	*
Gene F. Brannen (2)	25,349	*
William Downey (3)	183,414	5.55
Cornelius P. Holland, III	6,781	*
Alva J. Hopkins, III	34,398	1.04
John C. Houser	—	—
G. Norris Johnson	8,500	*
R. Lanier Miles	1,900	*
All directors, nominees, and executive officers as a group (10 persons)	1,113,301	33.69

*	Less than 1%.

(1)	The number of shares as to which each nominee has shared voting and investment power is as follows: Alyson G. Beasley – 13,119 shares; Leslie H. Blair – 3,000; David H. Bluestein – 3,045; Gene F. Brannen – 19,296; William Downey – 31,000; Cornelius P. Holland, III – 612; and Alva J. Hopkins, III – 1,980.

(2)	Mr. Brannen will become an emeritus director of the Company at the Annual Meeting of Shareholders on May 11, 2005.

(3)	Mr. Downey’s business address is: c/o Golden Isles Realty Company, Inc., 330 Mallory Street, St. Simons Island, Georgia 31522. Mr. Downey serves as a consultant to the Company. He received $2,000.00 for services rendered in 2004.

PROPOS ALS ONE AND TWO - ELECTION OF DIRECTORS

A Board of Directors (the “Board”) consisting initially of six directors will be elected at the Meeting for a one-year term or until their successors are elected and qualified. The Board has unanimously approved the nominees named below, all of whom are members of the current Board.

Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote for the election of the six nominees named. Although the Board anticipates that all nominees will be available to serve as directors of the Company, should any one or more of them not accept the nomination, or otherwise be unwilling or unable to serve, the proxies will be voted for the election of a substitute nominee, or nominees, as the Board recommends. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

None of the nominees has been involved in legal proceedings related to bankruptcies, criminal proceedings, or securities law violations. All nominees have been engaged in their respective principal occupation and have been associated with their respective employers for the last five years.

The Board unanimously recommends that shareholders vote FOR all the nominees listed.

Nominees for Directorship

The table below sets forth certain information with respect to each nominee for election to the Board.

	Age	Director Since
Alyson G. Beasley Vice President and Treasurer of the Company Controller, Southeastern Bank	37	1999

Leslie H. Blair Vice President, Gowen Timber Company, Inc.	65	1978

David H. Bluestein Mayor, City of Darien	63	1984

Cornelius P. Holland, III President and Chief Executive Officer of the Company President and Chief Executive Officer, Southeastern Bank President, SBC Financial Services, Inc.	49	1997

Alva J. Hopkins, III President, Toledo Manufacturing Company, Inc.	52	1978

G. Norris Johnson President, Johnson Brothers Hardware, Inc.	69	1979

All directors have served continuously since their respective election. There are no family relationships among the Director nominees or executive officers of the Company or its subsidiaries.

Approval is sought to increase the number of directors to nine by allowing the six elected directors to approve three additional directors to be elected at any time the Board deems it to be in the Company’s best interest to fill same. The Board unanimously recommends a vote FOR this proposal.

Meetings and Committees of the Board. The Board conducts its business through meetings of the Board and through the activities of its committees, including subsidiary Boards and committees. The Company’s Board regularly meets quarterly and other times as needed. During the year ended December 31, 2004, the Board of Directors held 5 meetings. All the Company’s directors attended at least 75% of the Board and committee meetings, including subsidiary Board of Directors and committee meetings, on which they served.

The Executive Committee of the Board of Directors consists of Messrs. Holland, Hopkins, and Mrs. Beasley. This committee evaluates potential acquisitions and handles other Company matters on an as-needed basis. The Executive Committee held no meetings during 2004.

The Board of Directors of Southeastern Bank, the Company’s bank subsidiary, meets monthly, and its Executive Committee, normally twice a month. All members of the Company’s Board also serve on the Southeastern Bank Board of Directors. The Southeastern Bank Board held 12 meetings during 2004. Messrs. Blair, Bluestein, and Holland also serve on the Southeastern Bank Executive Committee. This committee primarily reviews and approves loans but is also empowered to act on other bank matters in the absence of the bank Board. The Southeastern Bank Executive Committee held 26 meetings in 2004.

Messrs. Hopkins and Johnson serve on the joint Audit Committee of the Company and Southeastern Bank. The primary functions of this committee are to appoint the independent auditors for the Company and its subsidiaries; review external audit scope, findings, and recommendations; approve the annual financial statements, preparation of which is the responsibility of management; evaluate internal accounting policies and procedures; and review and approve the annual plan for the internal audit department, as well as summary reports of such department’s findings and recommendations. The Audit Committee’s responsibilities are set forth in its Charter, a copy of which is included on the Company subsidiary website at www.southeasternbank.com. The “Audit Committee Report” on the Company’s financial statements for the year ended December 31, 2004 is located on page 7. The current members of the Audit Committee are independent, as defined by Rules of the National Association of Securities Dealers, Inc. (NASD). The Audit Committee held 4 meetings in 2004.

The Compensation Committee of Southeastern Bank is responsible for approving the compensation arrangements for the Company’s executive officers. The current members of the Compensation Committee are Messrs. Holland and Hopkins and bank-only directors Lawrence F. Jacobs and A. Wade Strickland. Mr. Holland is a non-voting member of the Committee. The Compensation Committee held 3 meetings during 2004.

Messrs. Bluestein, Holland, and Mrs. Beasley serve on the Board of Directors of SBC Financial Services, Inc., the Company’s subsidiary which formerly offered insurance agent and investment brokerage services but is now inactive. Three meetings were held by the SBC Financial Services, Inc. Board in 2004.

In December 2003, the Company formed a Nominating Committee to advise the Board with respect to matters of Board composition and procedures. The committee does not have a charter formally governing the nomination process. To date, all director nominees have been identified by current directors or management. The Company has never engaged a third party to identify director candidates, and the Company has never received a proposed director candidate from a source outside the Company. However, the Board would consider any director candidate proposed in good faith by a shareholder of the Company. To do so, a shareholder should send the candidate’s name, credentials, contact information, and his or her consent to be considered as a candidate to the Secretary of the Company. The Nominating Committee will evaluate candidates based on financial literacy, knowledge of the Company’s industry or other background relevant to the Company’s needs, status as a stakeholder in the Company, “independence” for purposes of compliance with the rules of the Securities and Exchange Commission (“SEC”) and NASD, and willingness, ability, and availability for service. Messrs. Blair, Bluestein, and Hopkins, all of whom are considered independent, are the current members of the Nominating Committee. No candidates were presented for consideration during 2004. The Nominating Committee held no meetings in 2004 and did not recommend any new candidates for the Board.

The Building and Nominating Committee of Southeastern Bank, which was formed in October 2003, is responsible for overseeing the director nomination process for the bank subsidiary board. The procedures governing the nomination process mirror those of the Company. During 2004, the Building and Nominating Committee recommended, and the Board approved, the election of Albert P. Downey, a local realtor, to the Southeastern Bank Board. Mr. Downey was identified as a director candidate by the Chief Executive Officer of the Company based on criteria specified in the preceding paragraph. Messrs. Bluestein and Hopkins as well as various other bank-only directors serve on the Building and Nominating Committee. This committee held one meeting during 2004.

The Company expects, but does not require, directors to attend the Annual Meeting of Shareholders. Seven directors attended the Annual Meeting held in 2004.

Director Compensation. Non-employee directors of the Company receive a fee of $500.00 per meeting. No fees are paid to members of committees appointed by the Company Board for their service on Company committees. Non-employee directors of Southeastern Bank are paid a director’s fee of $500.00 per month, and, if on the Executive Committee, an additional $450.00 per month. Audit Committee members are paid $225.00 for each meeting attended except for the Chairman and Vice Chairman of that Committee who are paid $275.00 for their attendance. Electronic Data Processing Committee, Compensation Committee, and Asset/Liability Committee members are paid $225.00 for each meeting attended. Non-employee directors of SBC Financial Services, Inc. are paid $100.00 per meeting attended. No fees are paid to directors employed by the Company and its subsidiaries for their attendance at any Board or committee meetings.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

Executive officers are elected annually by the Board. The table below sets forth the name of each executive officer of the Company and its subsidiaries and the principal positions and offices each holds with the Company. Unless otherwise indicated, each of these officers has served as an executive officer of the Company or its subsidiaries for at least five years.

Name	Information about Executive Officers
Cornelius P. Holland, III	President and Chief Executive Officer of the Company. Mr. Holland is also Chairman, Chief Executive Officer, and since April 2002, President of Southeastern Bank and SBC Financial Services, Inc.

R. Lanier Miles	Executive Vice President and chief lending officer of Southeastern Bank since December 30, 2002. From 1963 – September 2002, Mr. Miles held various positions at SunTrust Bank, Brunswick, Georgia, most recently Executive Vice President/Senior Lender. Mr. Miles is 62.

John C. Houser	Senior Vice President of Southeastern Bank since July 2004. As chief credit officer, Mr. Houser’s responsibilities include lending oversight of various bank locations. Prior to July 2004, Mr. Houser was Vice President – Commercial Sales Manager of AmSouth Bank, Birmingham, Alabama. Mr. Houser was appointed an executive officer of Southeastern Bank in January 2005. Mr. Houser is 41.

Alyson G. Beasley	Vice President and Treasurer of the Company and Controller of Southeastern Bank with responsibility for various finance-related functions. Mrs. Beasley was appointed an executive officer of Southeastern Bank in April 2002.

Summary of Cash and Certain Other Compensation

Decisions regarding the compensation of the Company’s executive officers are made by the Compensation Committee. The committee believes the actions of its executive officers have the potential to impact the short-term and long–term profitability of the Company.

All executive compensation is paid by the Company’s subsidiaries. The table on the next page sets forth the compensation of executive officers of the Company’s subsidiaries whose annual compensation exceeded $100,000 in 2004.

SUMMARY COMPENSATION TABLE

	Year	Annual Compensation		All Other Compensation (2) (3) (4)
Name and Principal Position		Salary	Bonus
Cornelius P. Holland, III President and Chief Executive Officer of the Company	2004 2003 2002	$217,605 209,908 203,795	$51,959 52,492 30,983	$26,415 25,872 24,213

Alyson G. Beasley Vice President and Treasurer Of the Company	2004 2003 2002	$80,183 77,250 75,000	$24,182 16,438 7,775	$13,739 12,175 12,469

R. Lanier Miles (1) Executive Vice President of Southeastern Bank	2004 2003	$148,508 143,092	$34,726 35,183	$23,343 20,410

Rodney P. C. Burney (5) Senior Vice President of Southeastern Bank	2004 2003 2002	$95,530 89,300 86,700	$15,211 7,442 8,750	$19,643 18,938 19,055

(1)	Mr. Miles became an executive officer of the Company on December 30, 2002.

(2)	The Company’s subsidiaries maintain a qualified profit-sharing plan which covers executive officers and other employees who have completed one calendar year of service. A participant’s interest vests 20% each year beginning after the third year of service, with 100% vesting in seven years. The profit-sharing contribution set aside for these executive officers approximated $57,110, $51,350, and $36,190 in 2004, 2003, and 2002.

(3)	The Company provides group medical and life insurance for officers and employees. Additionally, executive officers are entitled to a $100,000 executive life insurance policy. The premium amount for these policies is included in this total.

(4)	This compensation amount does not include the value of any personal benefit that might be derived from the use of an automobile.

(5)	Although Mr. Burney is still employed by the Company as a Senior Vice President, as of January 2005 he is no longer an executive officer.

Employment Contracts. In 2003, the Company executed an employment contract with Mr. Miles. Following a change in control or termination of employment by the Company without cause, Mr. Miles will receive severance benefits. These benefits, all payable within 30 days of termination, would include: (i) a lump sum payment of one year’s base salary and bonus; (ii) one year’s additional benefits under the Company’s benefit plans, such as health and life insurance; and (iii) certain other nominal perquisites. This agreement requires Mr. Miles not to use or disclose any of the Company’s confidential business information and, subject to certain limitations, not to compete with the Company. The employment agreement confers no benefits upon termination of employment pursuant to cause, death, or disability. The Company does not currently have employment contracts or change in control agreements with any other executive officers.

Stock Options, Warrants, or Rights

The Company has not issued and does not have outstanding any stock options, warrants, or rights.

PROPOSAL THREE - APPOINTMENT OF AUDITORS

Subject to approval by a majority of the shares represented at the Meeting, the Audit Committee shall be given authority to appoint the auditors of the Company for 2005. The Audit Committee considers a number of factors in making its appointment, including audit continuity, proposed audit scope, and estimated fees. The Board expects that the Audit Committee will appoint Mauldin & Jenkins, LLC

(“M&J”) as the Company’s independent auditors for 2005. Services provided to the Company and its subsidiaries by Mauldin & Jenkins for the fiscal year ended December 31, 2004 included the examination of the Company’s consolidated financial statements, review of quarterly reports, and limited scope audit of the Company’s profit-sharing plan. M&J has audited the Company’s financial statements for the three most recent fiscal years. No representatives from M&J are expected to attend the annual meeting. The Board unanimously recommends a vote FOR this proposal.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has oversight responsibility for the Company’s financial reporting process and the quality of its financial reporting. In connection with the December 31, 2004 financial statements, the Audit Committee:

1)	Reviewed and discussed the audited financial statements with management, who represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles;

2)	Discussed with M&J the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees);

3)	Received the written independence disclosures from M&J required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and discussed with M&J their independence; and

4)	Discussed with M&J the quality of the Company’s financial reporting.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

Submitted by the Audit Committee:

Alva J. Hopkins, III, Chairman

G. Norris Johnson

The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future document filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

AUDIT FEES AND RELATED MATTERS

Audit and Non-Audit Fees. M&J billed the Company for the following services during the years ended December 31, 2004 and 2003:

	2004	2003
Audit Fees (1)	$79,000	$75,500
Audit-Related Fees (2)	12,392	11,489
All Other Fees	—	—

Total Fees	$91,392	$86,989

(1)	Audit of the annual consolidated financial statements (2004, 2003 and 2002) and review of interim financial statements included in quarterly reports filed with the SEC (2004 and 2003).

(2)	Employee benefit plan audit.

All of the services provided by the independent auditors in 2004 and 2003 were pre-approved by the Audit Committee, which concluded that the provision of such services was not incompatible with M&J’s independence. Consistent with its charter, the Audit Committee is required to pre-approve all audit and non-audit services provided by the independent auditors. The committee may delegate its pre-approval responsibility to a single member of the committee, provided that pre-approval decisions made by any such committee member is presented to the full committee at its next scheduled meeting. This responsibility has been delegated to the Chairman of the committee.

STOCK PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on Southeastern Banking Corporation common stock against the cumulative total return of the NASDAQ stock index and The Carson Medlin Company’s Independent Bank Index (the “IBI”). The IBI comprises a group of 22 independent community banks located in the southeastern United States.

	1999	2000	2001	2002	2003	2004
Southeastern Banking Corporation	100	88	94	125	192	201
Independent Bank Index	100	94	114	141	190	221
Nasdaq Index	100	60	48	33	49	54

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Compensation Committee Interlocks and Insider Participation

Mr. Holland, who is currently President and Chief Executive Officer of the Company and its two subsidiaries, served as a non-voting member of the Compensation Committee during 2004.

During 2004, the Company’s bank subsidiary engaged in customary banking transactions and had outstanding loans to certain directors, executive officers, principal shareholders, and their affiliates, including members of immediate families, of the Company and its subsidiaries. These loans were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. Such persons are expected to continue these transactions in the future. Additionally, in the ordinary course of business, the Company buys goods and services from directors who are not employees. Purchases of goods and services from directors were not material during 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Section 16(a)”), requires the Company’s directors, executive officers, and persons who own 10% or more of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. To the Company’s knowledge, based solely on a review of the copies of 16(a) reports furnished to the Company during fiscal year 2004, all directors, executive officers, and 10% shareholders complied with all Section 16(a) filing requirements.

ADDITIONAL INFORMATION

Shareholder Proposals

In order to be eligible for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company’s principal administrative office no later than December 14, 2005. Shareholder proposals should be delivered to the Corporate Secretary of Southeastern Banking Corporation at P.O. Box 455, Darien, Georgia 31305, if by mail, and at 1010 Northway Street, Darien, Georgia 31305, if by courier. Any such proposal shall be subject to the requirements of the proxy rules adopted under SEC rules and regulations and, as with any shareholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s Articles of Incorporation and Bylaws as well as Georgia law. Under the proxy rules, in the event that the Company receives notice of a shareholder proposal to take action at the next annual meeting that is not submitted for inclusion in the Company’s proxy materials, or is submitted for inclusion but is properly excluded from such proxy materials, the persons named in the form of proxy sent by the Company to its shareholders will vote on such proposal as the Board recommends without any discussion of the proposal in the 2006 Proxy Statement if notice of the proposal is not received at the principal administrative office of the Company by February 27, 2006.

Shareholder Communications with Directors

Shareholders wishing to contact the Board of Directors of the Company or a specified director or committee of the Board should send correspondence to the Corporate Secretary of Southeastern Banking Corporation, P.O. Box 455, Darien, Georgia 31305. All communications so received from shareholders or other interested parties will be forwarded to the members of the Board, or to a specific Board member or committee if so designated by such person. Anyone who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman.

Proxy Solicitation

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s Common Stock. In addition to solicitation by mail, directors, officers, and other employees of the Company may solicit proxies personally or by telegraph or telephone, without additional compensation. The Company may also retain the services of a proxy solicitation firm, whose fees and expenses would be paid by the Company, although the Company has no present intention to retain any such firm.

Incorporation by Reference

The following document or portion thereof is incorporated by reference: “Executive Compensation” from Part III of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Other Matters

The Board knows of no other matters which will be brought before the Meeting. If other matters are properly introduced, the persons named in the enclosed proxy will vote on such matters as the Board recommends.

By Order of the Board of Directors,

WANDA D. PITTS, Secretary

April 13, 2005

PLEASE MARK VOTES AS IN THIS EXAMPLE

SOUTHEASTERN BANKING CORPORATION

PROXY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 11, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned, revoking previous proxies, hereby appoints Cornelius P. Holland, III and Alyson G. Beasley, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Southeastern Banking Corporation (the

“Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Meeting”) to be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia on Wednesday, May 11, 2005 at 3:00 p.m. local time or any adjournment or postponement thereof, upon the matters described below and in the accompanying Proxy Statement dated April 13, 2005, and upon any other business that may properly come before the Meeting or any adjournment or postponement thereof.

For All Nominees Withhold Authority For All Except

1. PROPOSAL TO ELECT AS DIRECTORS:

Alyson G. Beasley, Leslie H. Blair, David H. Bluestein, Cornelius P. Holland, III, Alva J. Hopkins, III, G. Norris Johnson

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line below.

For Against Abstain

2. PROPOSAL TO SET THE NUMBER OF DIRECTORS AT 9.

For Against Abstain

3. PROPOSAL TO APPROVE THE APPOINTMENT OF INDEPENDENT AUDITORS BY THE AUDIT COMMITTEE.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE,THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3.

Pursuant to the Proxy Statement, said proxies are directed to vote as indicated on the Proxy and otherwise as the Board of Directors recommends with respect to any other business that may properly come before the Meeting or any adjournment or postponement thereof. By executing this Proxy, I acknowledge receipt of the Notice of Meeting, the accompanying Proxy Statement, and the Company’s 2004 Form 10-K.

Please be sure to sign and date this Proxy in the box below.

Date

Stockholder sign above

Co-holder (if any) sign above

Detach above card, sign, date, and mail in postage paid envelope provided.

NOTE: Please sign exactly as your name appears on the Proxy; if shares are held jointly, all joint owners must sign. An executor, administrator, trustee, guardian, or other person signing in a representative capacity must give his or her full title. A corporation must sign in full corporate name by its president or other authorized officer. A partnership must sign in partnership name by an authorized person.

PLEASE ACT PROMPTLY

SIGN, DATE, & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW, AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.